UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22061

Name of Fund:	BlackRock Funds II
BlackRock Global Dividend Portfolio

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds II, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2023

Date of reporting period: 11/30/2022

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

NOVEMBER 30, 2022

2022 Semi-Annual Report (Unaudited)

BlackRock Funds II

• BlackRock Global Dividend Portfolio

BlackRock Series, Inc.

• BlackRock International Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Significant economic headwinds emerged during the 12-month reporting period ended November 30, 2022, disrupting the economic recovery and strong financial markets of 2021. The U.S. economy shrank in the first half of 2022 before returning to moderate growth in the third quarter, marking a shift to a more challenging post-reopening economic environment. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high before beginning to moderate. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly weighing on relatively high-valuation growth stocks as inflation decreased the value of future cash flows and investors shifted focus to balance sheet resilience. Both large- and small-capitalization U.S. stocks fell, although declines for small-capitalization U.S. stocks were slightly steeper. Emerging market stocks and international equities from developed markets also declined significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield rose notably during the reporting period, driving its price down, as investors reacted to higher inflation and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates six times. Furthermore, the Fed wound down its bond-buying programs and is accelerating the reduction of its balance sheet. While the Fed suggested that additional rate hikes were likely, it also gave indications that the pace of increases would slow if inflation continued to subside.

The pandemic’s restructuring of the economy brought an ongoing mismatch between supply and demand, contributing to the current inflationary regime. While growth has slowed in 2022, we believe that taming inflation requires a more dramatic economic decline to bring demand back to a lower level that is more in line with the economy’s capacity. The Fed has been raising interest rates at the fastest pace in decades, and seems set to overtighten in its effort to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near-term is high, but this prospect has not yet been fully priced in by markets. Investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Rising input costs and a deteriorating economic backdrop are likely to challenge corporate earnings, so we are underweight equities overall in the near term. However, we see better opportunities in credit, where valuations are attractive and higher yields provide income opportunities. We believe that global investment-grade corporates, global inflation-linked bonds, and U.S. mortgage-backed securities offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of November 30, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(0.40)%	(9.21)%

U.S. small cap equities (Russell 2000® Index)	1.98	(13.01)

International equities (MSCI Europe, Australasia, Far East Index)	(3.59)	(10.14)

Emerging market equities (MSCI Emerging Markets Index)	(8.15)	(17.43)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.98	1.11

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(5.33)	(15.69)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(4.06)	(12.84)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(1.43)	(8.64)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(2.87)	(8.95)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of November 30, 2022	BlackRock Global Dividend Portfolio

Investment Objective

BlackRock Global Dividend Portfolio’s (the “Fund”) investment objective is to seek to provide a level of current income that exceeds the average yield on global stocks generally. Additionally, the Fund seeks to provide long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2022, the Fund underperformed its benchmark, the MSCI All Country World Index.

What factors influenced performance?

The Fund’s stock selection in information technology was one of the largest detractors from relative performance at the sector level. Among individual positions, Fidelity National Information Services was the main detractor, as it meaningfully reset expectations for long-term growth rates in its merchant business due to market-share losses in the small and mid-sized business segment. Lower growth disappointed investors, and the high profitability of the small and medium business segment raised concerns about margin degradation. The Fund exited its position as management has not provided enough granularity about these margin impacts, making the range of outcomes too wide to feel comfortable that the stock price has hit bottom. Assurant also weighed on relative performance as it faced two business challenges. First, high inflation has caused higher claims costs in its global housing business, and while margins will recover in time, there is a lag before pricing can adjust accordingly. Second, Assurant’s “Connected Living” consumer business has grown more slowly than expected due to a cautious consumer spending environment. Lastly, pharmaceutical company Sanofi was a top detractor from relative performance amid recent litigation concerns about the recalled drug Zantac. Sanofi owned and distributed Zantac for two years, but a number of other companies have produced and distributed the drug since its approval, making the implications for legal liability unclear and causing weakness in the share price during the period.

Conversely, the largest contributors to the Fund’s relative performance at the sector level were stock selection decisions among consumer discretionary stocks, a lack of exposure to the real estate sector, and an underweight allocation to materials. AbbVie was the top individual contributor to relative performance, as its defensive characteristics proved beneficial in the volatile market environment. AbbVie’s stock also reacted positively to incrementally positive data on its rheumatoid arthritis drug Humira. Elsewhere, EssilorLuxottica also contributed, as it showed resilient performance in earnings growth and margins through a challenging inflationary period, due in part to the benefits of its vertically integrated supply chain. Inelastic consumer demand for eyeglasses also makes EssilorLuxottica a defensive stock, and the company has relatively low exposure to China, whose economy has been weak throughout the period. Lastly, UnitedHealth Group also contributed as a defensive stock providing resilience in a bear market. UnitedHealth’s collaboration with retail giant Walmart to provide affordable health care services also helped boost the stock’s performance.

Describe recent portfolio activity.

The most significant change in the Fund’s positioning was a reduction in the communication services sector, which resulted from the sale of its position in Comcast. The Fund also reduced exposure to financials and utilities, cutting positions in M&T Bank and EDP respectively. Conversely, the Fund increased exposure to materials and industrials by buying positions in Air Liquide and United Parcel Service respectively. The Fund also boosted its exposure to healthcare with new positions in EssilorLuxxotica and Lonza.

Describe portfolio positioning at period end.

The Fund’s largest overweight sector exposures were to health care, consumer staples, and industrials. Conversely, the Fund was underweight consumer discretionary, real estate, and materials. From a regional perspective, the majority of the portfolio was listed in Europe and North America, with large overweight exposures to the United Kingdom, France, and Switzerland. The largest underweight exposures were to the United States, Japan, and China, despite more than 45% of the portfolio being listed in the United States.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of November 30, 2022 (continued)	BlackRock Global Dividend Portfolio

Performance

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	(3.35)%	(5.76)%	N/A	4.66%	N/A	7.10%	N/A
Investor A	(3.38)	(5.95)	(10.89)%	4.40	3.28%	6.82	6.25%
Investor C	(3.78)	(6.71)	(7.59)	3.61	3.61	6.19	6.19
Class K	(3.28)	(5.68)	N/A	4.72	N/A	7.15	N/A
MSCI All Country World Index(c)	(2.51)	(11.62)	N/A	6.41	N/A	8.66	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets in dividend-paying equity securities and at least 40% of its assets outside of the United States (unless market conditions are not deemed favorable by Fund management, in which case the Fund would invest at least 30% of its assets outside of the United States).

(c)	An index that captures large- and mid-cap representation across certain developed and emerging markets.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (06/01/22)	Ending Account Value (11/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (06/01/22)	Ending Account Value (11/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

Institutional	$1,000.00	$966.50	$3.79		$1,000.00	$1,021.22	$3.90		0.77%
Investor A	1,000.00	966.20	5.00		1,000.00	1,019.98	5.17		1.02
Investor C	1,000.00	962.20	8.89		1,000.00	1,016.00	9.15		1.81
Class K	1,000.00	967.20	3.43		1,000.00	1,021.58	3.55		0.70

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

See	“Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Microsoft Corp.	3.4%
Reckitt Benckiser Group PLC	3.0
Sanofi	2.9
AstraZeneca PLC	2.9
Taiwan Semiconductor Manufacturing Co. Ltd.	2.7
Philip Morris International, Inc.	2.6
Prudential PLC	2.6
Kering SA	2.6
Intuit, Inc.	2.6
AbbVie, Inc.	2.5

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets

United States	44.5%
United Kingdom	16.5
France	12.3
Switzerland	6.2
Taiwan	4.4
Canada	2.5
Spain	2.4
Denmark	2.1
Sweden	2.1
Mexico	1.7
Portugal	1.5
Singapore	1.5
Netherlands	1.4
Japan	1.4
Indonesia	1.0
Liabilities in Excess of Other Assets	(1.5)

(a)	Excludes short-term securities.

F U N D S U M M A R Y	5

Fund Summary as of November 30, 2022	BlackRock International Fund

Investment Objective

BlackRock International Fund’s (the “Fund”) investment objective is to seek long-term capital growth through investments primarily in a diversified portfolio of equity securities of companies located outside the United States.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2022, all of the Fund’s share classes underperformed its benchmark, the MSCI All Country World Index ex-USA.

What factors influenced performance?

Stock selection within materials, industrials, and communication services were the top detractors from relative return at the sector level. Among individual securities, DSM, Sanofi, and Cellnex were the primary detractors. DSM’s profit margins fell severely due to inflation and high energy costs in Europe, as well as a generally struggling biotech industry. The long lead time for DSM to close its deal with Firmenich also kept the stock under pressure. Sanofi was a top detractor from relative performance amid recent litigation concerns about the recalled drug Zantac. Sanofi owned and distributed Zantac for two years, but a number of other companies have produced and distributed the drug since its approval, making the implications for legal liability unclear and causing weakness in the share price during the period. Lastly, Cellnex faced consequences similar to its mobile tower company peers from rapidly rising interest rates, as high debt levels significantly increase costs of capital.

Conversely, stock selection within the information technology, financials, and real estate sectors were the top contributors to relative return. At the individual security level, Daiichi Sankyo, Novo Nordisk, and UniCredit were the top relative contributors. Daiichi reported multiple positive developments, including a victory in its arbitration case against Seagen that included a favorable ruling on its technology, along with encouraging progress from lung cancer candidate treatment Enhertu, on which investors await phase 3 clinical trial results. Novo Nordisk’s defensive qualities contributed to performance, as did continuing upward earnings momentum and rising expectations for its obesity treatment Wegovy. Lastly, UniCredit made multiple share repurchases, including one in September 2022 covering 4.3% of its outstanding capital. The stock rose sharply despite tensions between it and the European Central Bank concerning its presence in Russia.

Describe recent portfolio activity.

The largest change in positioning was an increase in consumer discretionary exposure, followed by additions to healthcare and consumer staples. Conversely, the Fund reduced exposure to the industrials, communication services, and materials sectors.

Describe portfolio positioning at period end.

The Fund’s largest sector overweights at period end were in healthcare, industrials, and communication services. The largest underweights were in financials, consumer staples, and utilities. From a geographic perspective, the Fund’s largest country overweights were to the United States, the Netherlands, and Italy, while the largest underweights were in United Kingdom, China, and Australia.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of November 30, 2022 (continued)	BlackRock International Fund

Performance

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	(5.24)%	(21.36)%	N/A	1.85%	N/A	5.14%	N/A
Investor A	(5.33)	(21.56)	(25.68)%	1.59	0.50%	4.80	4.24%
Investor C	(5.73)	(22.19)	(22.96)	0.82	0.82	4.05	4.05
Class K	(5.26)	(21.36)	N/A	1.91	N/A	5.17	N/A
Class R	(5.47)	(21.80)	N/A	1.34	N/A	4.51	N/A
MSCI All Country World Index ex-USA(c)	(5.18)	(11.87)	N/A	1.48	N/A	4.23	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	The Fund invests primarily in stocks of companies located outside the United States.
(c)	An index that captures large- and mid-cap representation across certain developed markets countries (excluding the U.S.) and certain emerging markets countries.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (06/01/22)	Ending Account Value (11/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (06/01/22)	Ending Account Value (11/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

Institutional	$1,000.00	$947.60	$3.17		$1,000.00	$1,021.81	$3.29		0.65%
Investor A	1,000.00	946.70	4.39		1,000.00	1,020.56	4.56		0.90
Investor C	1,000.00	942.70	8.04		1,000.00	1,016.80	8.34		1.65
Class K	1,000.00	947.40	2.93		1,000.00	1,022.06	3.04		0.60
Class R	1,000.00	945.30	5.61		1,000.00	1,019.30	5.82		1.15

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

See	“Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Sony Group Corp.	6.9%
Roche Holding AG, NVS	5.7
Air Liquide SA	5.4
ASML Holding NV	5.2
Koninklijke DSM NV	4.9
Tencent Holdings Ltd.	4.4
Kering SA	4.4
Intesa Sanpaolo SpA	4.3
Recruit Holdings Co. Ltd.	4.1
Novo Nordisk A/S, Class B	4.0

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets

Japan	14.1%
United States	12.8
Netherlands	10.0
France	9.8
Switzerland	8.7
Germany	8.4
Denmark	7.2
Italy	6.6
Canada	5.3
United Kingdom	5.2
China	4.5
Spain	3.2
Sweden	2.2
Iceland	1.1
Other Assets Less Liabilities	0.9

(a)	Excludes short-term securities.

F U N D S U M M A R Y	7

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 for BlackRock International Fund and June 8, 2016 for BlackRock Global Dividend Portfolio is that of Institutional Shares. The performance of each Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares (available only in BlackRock International Fund) are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

BlackRock International Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Fund must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not

8	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Derivative Financial Instruments    (continued)

been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	9

Schedule of Investments (unaudited) November 30, 2022	BlackRock Global Dividend Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Canada — 2.5%
TELUS Corp.	1,442,367	$30,709,877

Denmark — 2.1%
Novo Nordisk A/S, Class B	208,769	26,187,593

France — 12.3%
Air Liquide SA	132,174	19,243,359
EssilorLuxottica SA	140,032	26,149,051
Kering SA	53,279	32,012,006
LVMH Moet Hennessy Louis Vuitton SE	16,412	12,736,185
Sanofi	401,607	36,276,883
Schneider Electric SE	177,230	26,172,308

		152,589,792

Indonesia — 1.0%
Bank Rakyat Indonesia Persero Tbk PT	38,502,700	12,248,205

Japan — 1.4%
KDDI Corp.	592,900	17,635,560

Mexico — 1.7%
Wal-Mart de Mexico SAB de CV	5,232,998	20,680,839

Netherlands — 1.4%
Koninklijke KPN NV	5,738,958	17,654,743

Portugal — 1.5%
EDP - Energias de Portugal SA	3,865,127	18,340,203

Singapore — 1.5%
DBS Group Holdings Ltd.	699,100	18,231,656

Spain — 2.4%
Industria de Diseno Textil SA	1,167,032	30,463,983

Sweden — 2.1%
Epiroc AB, Class A	1,325,379	25,521,487

Switzerland — 6.2%
Lonza Group AG, Registered Shares	46,001	24,200,781
TE Connectivity Ltd.	215,467	27,174,698
Zurich Insurance Group AG	52,243	25,099,472

		76,474,951

Taiwan — 4.4%
MediaTek, Inc.	914,000	22,085,722
Taiwan Semiconductor Manufacturing Co. Ltd.	2,044,000	32,826,341

		54,912,063

United Kingdom — 16.5%
AstraZeneca PLC	267,786	36,242,332
Diageo PLC	543,185	25,085,369
Ferguson PLC	213,183	24,168,763

Security	Shares	Value

United Kingdom (continued)
Prudential PLC	2,702,360	$32,144,550
Reckitt Benckiser Group PLC	520,311	37,339,342
RELX PLC	867,642	24,485,538
Taylor Wimpey PLC	19,786,172	24,939,084

		204,404,978

United States — 41.0%
AbbVie, Inc.	191,976	30,942,692
Accenture PLC, Class A	102,317	30,790,255
Assurant, Inc.	149,140	19,122,731
Baker Hughes Co.	635,531	18,443,110
Chevron Corp.	64,992	11,913,683
Citizens Financial Group, Inc.	719,091	30,475,077
Estee Lauder Cos., Inc., Class A	54,269	12,796,087
Intercontinental Exchange, Inc.	280,612	30,393,086
International Flavors & Fragrances, Inc.	118,808	12,572,263
Intuit, Inc.	77,526	31,598,822
M&T Bank Corp.	137,870	23,440,657
Medtronic PLC	278,800	22,036,352
Microsoft Corp.	166,677	42,525,970
Otis Worldwide Corp.	331,571	25,892,379
Paychex, Inc.	202,058	25,061,254
Philip Morris International, Inc.	327,521	32,644,018
Synchrony Financial	488,411	18,354,485
United Parcel Service, Inc., Class B	140,672	26,689,699
UnitedHealth Group, Inc.	45,949	25,169,024
Visa, Inc., Class A	112,751	24,466,967
Williams Cos., Inc.	362,693	12,585,447

		507,914,058

Total Long-Term Investments — 98.0% (Cost: $1,075,241,282)		1,213,969,988

Short-Term Securities

Money Market Funds — 3.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 3.57%(a)(b)	42,917,687	42,917,687

Total Short-Term Securities — 3.5% (Cost: $42,917,687)		42,917,687

Total Investments — 101.5% (Cost: $1,118,158,969)		1,256,887,675

Liabilities in Excess of Other Assets — (1.5)%		(18,265,851)

Net Assets — 100.0%		$1,238,621,824

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

10	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Global Dividend Portfolio

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended November 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/22	Shares Held at 11/30/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$5,474,120	$37,443,567	(a)	$—	$—	$—	$42,917,687	42,917,687	$81,855	$—

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Canada	$30,709,877	$—	$—	$30,709,877
Denmark	—	26,187,593	—	26,187,593
France	—	152,589,792	—	152,589,792
Indonesia	—	12,248,205	—	12,248,205
Japan	—	17,635,560	—	17,635,560
Mexico	20,680,839	—	—	20,680,839
Netherlands	—	17,654,743	—	17,654,743
Portugal	—	18,340,203	—	18,340,203
Singapore	—	18,231,656	—	18,231,656
Spain	—	30,463,983	—	30,463,983
Sweden	—	25,521,487	—	25,521,487
Switzerland	27,174,698	49,300,253	—	76,474,951
Taiwan	—	54,912,063	—	54,912,063
United Kingdom	—	204,404,978	—	204,404,978
United States	507,914,058	—	—	507,914,058
Short-Term Securities
Money Market Funds	42,917,687	—	—	42,917,687

	$629,397,159	$627,490,516	$—	$1,256,887,675

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	11

Schedule of Investments (unaudited) November 30, 2022	BlackRock International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Canada — 5.3%
Canadian National Railway Co.	341,849	$43,886,484
Suncor Energy, Inc.	1,520,550	49,997,343

		93,883,827

China — 4.5%
Tencent Holdings Ltd.	2,072,300	78,366,751

Denmark — 7.2%
Novo Nordisk A/S, Class B	563,477	70,681,501
Vestas Wind Systems A/S	2,142,965	55,678,992

		126,360,493

France — 9.8%
Air Liquide SA	650,141	94,654,751
Kering SA	128,757	77,361,997

		172,016,748

Germany — 8.4%
Beiersdorf AG	347,625	37,805,388
Infineon Technologies AG	2,036,623	68,411,084
MTU Aero Engines AG	198,802	41,920,041

		148,136,513

Iceland — 1.1%
Marel HF(a)	5,442,013	20,160,133

Italy — 6.6%
Intesa Sanpaolo SpA	34,123,621	75,763,401
UniCredit SpA	3,019,489	41,239,967

		117,003,368

Japan — 14.1%
Daiichi Sankyo Co. Ltd.	1,582,900	52,426,537
Recruit Holdings Co. Ltd.	2,256,000	72,993,475
Sony Group Corp.	1,476,900	122,346,654

		247,766,666

Netherlands — 10.0%
ASML Holding NV	148,871	90,888,746
Koninklijke DSM NV	663,350	86,038,685

		176,927,431

Spain — 3.2%
Cellnex Telecom SA(a)	769,175	26,450,811
Industria de Diseno Textil SA	1,152,503	30,084,720

		56,535,531

Security	Shares	Value

Sweden — 2.2%
Epiroc AB, Class A	2,041,579	$39,312,629

Switzerland — 8.7%
Lonza Group AG, Registered Shares	98,648	51,897,971
Roche Holding AG, NVS	310,247	101,334,083

		153,232,054

United Kingdom — 5.2%
Prudential PLC	2,979,460	35,440,653
Standard Chartered PLC	7,587,456	56,519,248

		91,959,901

United States — 10.7%
Baker Hughes Co.	1,711,184	49,658,560
Equinix, Inc.	68,836	47,541,583
GXO Logistics, Inc.(b)	631,582	29,595,933
Thermo Fisher Scientific, Inc.	111,593	62,516,630

		189,312,706

Total Long-Term Investments — 97.0% (Cost: $1,724,997,779)		1,710,974,751

Short-Term Securities

Money Market Funds — 2.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 3.57%(c)(d)	36,138,639	36,138,639

Total Short-Term Securities — 2.1% (Cost: $36,138,639)		36,138,639

Total Investments — 99.1% (Cost: $1,761,136,418)		1,747,113,390

Other Assets Less Liabilities — 0.9%		16,469,084

Net Assets — 100.0%		$1,763,582,474

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

12	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock International Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended November 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/22	Shares Held at 11/30/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$21,475,121	$14,663,518	(a)	$—	$—	$—	$36,138,639	36,138,639	$965,091		$—
SL Liquidity Series, LLC, Money Market Series(b)	—	2	(a)	—	(2)	—	—	—	4	(c)	—

					$(2)	$—	$36,138,639		$965,095		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

EUR	101,216,291	USD	101,787,657	BNP Paribas SA	12/14/22	$3,672,653

USD	183,746,868	EUR	182,279,518	JPMorgan Chase Bank N.A.	12/14/22	(6,175,665)

						$(2,503,012)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$3,672,653	$—	$—	$3,672,653

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$6,175,665	$—	$—	$6,175,665

For the period ended November 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Change in Unrealized Appreciation (Depreciation) on
Forward foreign currency exchange contracts	$—	$—	$—	$(2,503,012)	$—	$—	$(2,503,012)

S C H E D U L E S O F I N V E S T M E N T S	13

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock International Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts
Average amounts purchased — in USD	$91,873,434
Average amounts sold — in USD	$50,893,829

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Forward foreign currency exchange contracts	$3,672,653	$6,175,665

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$3,672,653	$6,175,665

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$3,672,653	$6,175,665

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non- Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets(a)

BNP Paribas S.A	$3,672,653	$—	$—	$—	$3,672,653

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non- Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities(b)

JPMorgan Chase Bank N.A	$6,175,665	$—	$—	$—	$6,175,665

(a)	Net amount represents the net amount receivable from the counterparty in the event of default.
(b)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Canada	$93,883,827	$—	$—	$93,883,827
China	—	78,366,751	—	78,366,751
Denmark	—	126,360,493	—	126,360,493
France	—	172,016,748	—	172,016,748
Germany	—	148,136,513	—	148,136,513
Iceland	20,160,133	—	—	20,160,133
Italy	—	117,003,368	—	117,003,368
Japan	—	247,766,666	—	247,766,666
Netherlands	—	176,927,431	—	176,927,431
Spain	—	56,535,531	—	56,535,531
Sweden	—	39,312,629	—	39,312,629

14	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock International Fund

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
Switzerland	$—	$153,232,054	$—	$153,232,054
United Kingdom	—	91,959,901	—	91,959,901
United States	189,312,706	—	—	189,312,706
Short-Term Securities
Money Market Funds	36,138,639	—	—	36,138,639

	$339,495,305	$1,407,618,085	$—	$1,747,113,390

Derivative Financial Instruments(a)
Assets
Foreign Currency Exchange Contracts	$—	$3,672,653	$—	$3,672,653
Liabilities
Foreign Currency Exchange Contracts	—	(6,175,665)	—	(6,175,665)

	$—	$(2,503,012)	$—	$(2,503,012)

(a)

Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	15

Statements of Assets and Liabilities (unaudited)

November 30, 2022

	BlackRock Global Dividend Portfolio	BlackRock International Fund

ASSETS
Investments, at value — unaffiliated(a)	$ 1,213,969,988	$1,710,974,751
Investments, at value — affiliated(b)	42,917,687	36,138,639
Cash	—	2,950
Foreign currency, at value(c)	411,426	523,374
Receivables:
Investments sold	—	30,688,559
Capital shares sold	3,837,528	4,043,728
Dividends — unaffiliated	3,116,472	2,210,361
Dividends — affiliated	19,233	171,589
From the Manager	—	114,023
Unrealized appreciation on forward foreign currency exchange contracts	—	3,672,653
Prepaid expenses	101,026	101,370

Total assets	1,264,373,360	1,788,641,997

LIABILITIES
Payables:
Investments purchased	14,057,327	9,351,771
Administration fees	58,633	—
Capital shares redeemed	7,073,394	8,044,231
Dividends on short sales	143,867	—
Income dividend distributions	3,350,857	—
Investment advisory fees	571,792	764,596
Directors’ and Officer’s fees	3,930	4,185
Other accrued expenses	375,448	614,688
Other affiliate fees	10,860	28,799
Service and distribution fees	105,428	75,588
Unrealized depreciation on forward foreign currency exchange contracts	—	6,175,665

Total liabilities	25,751,536	25,059,523

NET ASSETS	$ 1,238,621,824	$1,763,582,474

NET ASSETS CONSIST OF:
Paid-in capital	$ 1,136,055,733	$2,314,273,239
Accumulated earnings (loss)	102,566,091	(550,690,765)

NET ASSETS	$ 1,238,621,824	$1,763,582,474

(a) Investments, at cost — unaffiliated	$ 1,075,241,282	$1,724,997,779
(b) Investments, at cost — affiliated	$ 42,917,687	$36,138,639
(c) Foreign currency, at cost	$ 408,030	$510,085

16	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (unaudited) (continued)

November 30, 2022

	BlackRock Global Dividend Portfolio		BlackRock International Fund

NET ASSET VALUE

Institutional

Net assets		$700,441,737	$1,067,490,765

Shares outstanding		65,943,592	62,881,671

Net asset value		$10.62	$16.98

Shares authorized		Unlimited	2 billion

Par value		$0.001	$0.0001

Investor A

Net assets		$405,670,008	$346,664,523

Shares outstanding		38,357,276	20,951,964

Net asset value		$10.58	$16.55

Shares authorized		Unlimited	100 million

Par value		$0.001	$0.0001

Investor C

Net assets		$30,138,032	$7,182,077

Shares outstanding		2,860,475	471,892

Net asset value		$10.54	$15.22

Shares authorized		Unlimited	100 million

Par value		$0.001	$0.0001

Class K

Net assets		$102,372,047	$337,823,203

Shares outstanding		9,621,316	19,892,678

Net asset value		$10.64	$16.98

Shares authorized		Unlimited	2 billion

Par value		$0.001	$0.0001

Class R

Net assets	$	N/A	$4,421,906

Shares outstanding		N/A	266,264

Net asset value	$	N/A	$16.61

Shares authorized		N/A	100 million

Par value	$	N/A	$0.0001

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	17

Statements of Operations (unaudited)

Six Months Ended November 30, 2022

	BlackRock Global Dividend Portfolio	BlackRock International Fund

INVESTMENT INCOME
Dividends — unaffiliated	$14,818,607	$9,835,810
Dividends — affiliated	81,855	965,091
Securities lending income — affiliated — net	—	4
Foreign taxes withheld	—	(1,010,617)
Foreign withholding tax claims	487,441	—

Total investment income	15,387,903	9,790,288

EXPENSES
Investment advisory	3,700,155	5,303,686
Service and distribution — class specific	682,402	473,054
Transfer agent — class specific	458,679	1,060,046
Administration	253,992	—
Administration — class specific	125,539	—
Professional	60,865	32,887
Accounting services	52,133	67,452
Custodian	46,943	188,316
Registration	45,204	160,562
Printing and postage	20,184	21,346
Directors and Officer	9,731	13,304
Miscellaneous	10,946	22,630

Total expenses	5,466,773	7,343,283
Less:
Fees waived and/or reimbursed by the Manager	(2,569)	(342,477)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	—	(691,200)

Total expenses after fees waived and/or reimbursed	5,464,204	6,309,606

Net investment income	9,923,699	3,480,682

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss from:
Investments — unaffiliated	(18,018,138)	(245,557,798)
Investments — affiliated	—	(2)
Foreign currency transactions	(425,814)	(491,489)

	(18,443,952)	(246,049,289)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(48,714,388)	102,185,979
Forward foreign currency exchange contracts	—	(2,503,012)
Foreign currency translations	59,109	54,866

	(48,655,279)	99,737,833

Net realized and unrealized loss	(67,099,231)	(146,311,456)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(57,175,532)	$(142,830,774)

See notes to financial statements.

18	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

Six Months Ended November 30, 2022

	BlackRock Global Dividend Portfolio

	Six Months Ended 11/30/22 (unaudited)	Year Ended 05/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$9,923,699	$23,238,300
Net realized gain (loss)	(18,443,952)	81,257,843
Net change in unrealized appreciation (depreciation)	(48,655,279)	(159,953,976)

Net decrease in net assets resulting from operations	(57,175,532)	(55,457,833)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(42,188,941)	(157,296,859)
Investor A	(24,275,577)	(85,140,115)
Investor C	(1,742,684)	(9,554,237)
Class K	(6,474,721)	(13,558,277)

Decrease in net assets resulting from distributions to shareholders	(74,681,923)	(265,549,488)

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets derived from capital share transactions	(77,981,167)	112,342,501

NET ASSETS
Total decrease in net assets	(209,838,622)	(208,664,820)
Beginning of period	1,448,460,446	1,657,125,266

End of period	$1,238,621,824	$1,448,460,446

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	19

Statements of Changes in Net Assets (continued)

Six Months Ended November 30, 2022

	BlackRock International Fund

	Six Months Ended 11/30/22 (unaudited)	Year Ended 05/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,480,682	$28,322,821
Net realized loss	(246,049,289)	(240,879,243)
Net change in unrealized appreciation (depreciation)	99,737,833	(447,292,585)

Net decrease in net assets resulting from operations	(142,830,774)	(659,849,007)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(10,225,865)	(81,993,801)
Investor A	(2,690,081)	(40,350,190)
Investor C	(28,758)	(764,477)
Class K	(3,169,654)	(20,866,881)
Class R	(30,965)	(354,916)

Decrease in net assets resulting from distributions to shareholders	(16,145,323)	(144,330,265)

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets derived from capital share transactions	(268,205,418)	1,267,735,715

NET ASSETS
Total increase (decrease) in net assets	(427,181,515)	463,556,443
Beginning of period	2,190,763,989	1,727,207,546

End of period	$1,763,582,474	$2,190,763,989

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

20	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Global Dividend Portfolio

	Institutional

	Six Months Ended 11/30/22 (unaudited)		Year Ended 05/31/22	Year Ended 05/31/21	Period from 08/01/19 to 05/31/20		Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17

Net asset value, beginning of period	$11.68		$14.37	$11.34	$12.60		$12.94	$13.27	$12.43

Net investment income(a)	0.09		0.20	0.28	0.28		0.33	0.35	0.30
Net realized and unrealized gain (loss)	(0.52)		(0.62)	3.50	(0.65)		0.10	0.27	0.86

Net increase (decrease) from investment operations	(0.43)		(0.42)	3.78	(0.37)		0.43	0.62	1.16

Distributions(b)
From net investment income	(0.17)		(0.20)	(0.29)	(0.23)		(0.35)	(0.35)	(0.30)
From net realized gain	(0.46)		(2.07)	(0.46)	(0.66)		(0.42)	(0.60)	(0.02)

Total distributions	(0.63)		(2.27)	(0.75)	(0.89)		(0.77)	(0.95)	(0.32)

Net asset value, end of period	$10.62		$11.68	$14.37	$11.34		$12.60	$12.94	$13.27

Total Return(c)
Based on net asset value	(3.35	)%(d)	(3.55)%	34.34%	(3.40	)%(d)	3.75%	4.76%	9.53%

Ratios to Average Net Assets(e)
Total expenses	0.77	%(f)	0.75%	0.75%	0.74	%(f)	0.74%	0.72%	0.74%

Total expenses after fees waived and/or reimbursed	0.77	%(f)	0.75%	0.75%	0.74	%(f)	0.74%	0.72%	0.73%

Net investment income	1.68	%(f)	1.59%	2.22%	2.75	%(f)	2.69%	2.64%	2.37%

Supplemental Data
Net assets, end of period (000)	$700,442		$857,966	$970,768	$835,194		$1,089,388	$1,619,539	$1,969,274

Portfolio turnover rate	25%		42%	86%	28%		20%	30%	18%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	21

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Dividend Portfolio (continued)

	Investor A

	Six Months Ended 11/30/22 (unaudited)		Year Ended 05/31/22	Year Ended 05/31/21	Period from 08/01/19 to 05/31/20		Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17

Net asset value, beginning of period	$11.62		$14.31	$11.30	$12.55		$12.89	$13.23	$12.39

Net investment income(a)	0.07		0.17	0.25	0.25		0.30	0.31	0.26
Net realized and unrealized gain (loss)	(0.50)		(0.62)	3.47	(0.64)		0.10	0.27	0.86

Net increase (decrease) from investment operations	(0.43)		(0.45)	3.72	(0.39)		0.40	0.58	1.12

Distributions(b)
From net investment income	(0.15)		(0.17)	(0.25)	(0.20)		(0.32)	(0.32)	(0.26)
From net realized gain	(0.46)		(2.07)	(0.46)	(0.66)		(0.42)	(0.60)	(0.02)

Total distributions	(0.61)		(2.24)	(0.71)	(0.86)		(0.74)	(0.92)	(0.28)

Net asset value, end of period	$10.58		$11.62	$14.31	$11.30		$12.55	$12.89	$13.23

Total Return(c)
Based on net asset value	(3.38	)%(d)	(3.81)%	33.94%	(3.54	)%(d)	3.47%	4.42%	9.24%

Ratios to Average Net Assets(e)
Total expenses	1.02	%(f)	1.00%	1.01%	1.00	%(f)	1.01%	0.99%	1.01%

Total expenses after fees waived and/or reimbursed	1.02	%(f)	1.00%	1.01%	1.00	%(f)	1.01%	0.99%	1.01%

Net investment income	1.44	%(f)	1.34%	1.98%	2.49	%(f)	2.45%	2.40%	2.06%

Supplemental Data
Net assets, end of period (000)	$405,670		$474,705	$536,593	$378,291		$438,060	$492,173	$543,023

Portfolio turnover rate	25%		42%	86%	28%		20%	30%	18%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

22	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Dividend Portfolio (continued)

	Investor C

	Six Months Ended 11/30/22 (unaudited)		Year Ended 05/31/22	Year Ended 05/31/21	Period from 08/01/19 to 05/31/20		Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17

Net asset value, beginning of period	$11.55		$14.23	$11.23	$12.47		$12.81	$13.15	$12.32

Net investment income(a)	0.03		0.06	0.14	0.17		0.21	0.22	0.17
Net realized and unrealized gain (loss)	(0.49)		(0.61)	3.47	(0.62)		0.09	0.26	0.85

Net increase (decrease) from investment operations	(0.46)		(0.55)	3.61	(0.45)		0.30	0.48	1.02

Distributions(b)
From net investment income	(0.09)		(0.06)	(0.15)	(0.13)		(0.22)	(0.22)	(0.17)
From net realized gain	(0.46)		(2.07)	(0.46)	(0.66)		(0.42)	(0.60)	(0.02)

Total distributions	(0.55)		(2.13)	(0.61)	(0.79)		(0.64)	(0.82)	(0.19)

Net asset value, end of period	$10.54		$11.55	$14.23	$11.23		$12.47	$12.81	$13.15

Total Return(c)
Based on net asset value	(3.78	)%(d)	(4.60)%	32.95%	(4.10	)%(d)	2.69%	3.64%	8.39%

Ratios to Average Net Assets(e)
Total expenses	1.81	%(f)	1.79%	1.77%	1.75	%(f)	1.76%	1.73%	1.76%

Total expenses after fees waived and/or reimbursed	1.81	%(f)	1.79%	1.77%	1.75	%(f)	1.76%	1.73%	1.76%

Net investment income	0.65	%(f)	0.48%	1.17%	1.75	%(f)	1.69%	1.65%	1.35%

Supplemental Data
Net assets, end of period (000)	$30,138		$40,587	$67,805	$172,131		$256,960	$329,207	$386,971

Portfolio turnover rate	25%		42%	86%	28%		20%	30%	18%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	23

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Dividend Portfolio (continued)

	Class K

	Six Months Ended 11/30/22 (unaudited)		Year Ended 05/31/22	Year Ended 05/31/21	Period from 08/01/19 to 05/31/20		Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17

Net asset value, beginning of period	$11.70		$14.39	$11.36	$12.62		$12.96	$13.28	$12.44

Net investment income(a)	0.09		0.21	0.29	0.28		0.34	0.39	0.30
Net realized and unrealized gain (loss)	(0.51)		(0.62)	3.49	(0.65)		0.09	0.24	0.87

Net increase (decrease) from investment operations	(0.42)		(0.41)	3.78	(0.37)		0.43	0.63	1.17

Distributions(b)
From net investment income	(0.18)		(0.21)	(0.29)	(0.23)		(0.35)	(0.35)	(0.31)
From net realized gain	(0.46)		(2.07)	(0.46)	(0.66)		(0.42)	(0.60)	(0.02)

Total distributions	(0.64)		(2.28)	(0.75)	(0.89)		(0.77)	(0.95)	(0.33)

Net asset value, end of period	$10.64		$11.70	$14.39	$11.36		$12.62	$12.96	$13.28

Total Return(c)
Based on net asset value	(3.28	)%(d)	(3.48)%	34.36%	(3.36	)%(d)	3.79%	4.81%	9.60%

Ratios to Average Net Assets(e)
Total expenses	0.70	%(f)	0.69%	0.68%	0.69	%(f)	0.70%	0.66%	0.67%

Total expenses after fees waived and/or reimbursed	0.70	%(f)	0.69%	0.68%	0.69	%(f)	0.70%	0.66%	0.67%

Net investment income	1.79	%(f)	1.65%	2.30%	2.83	%(f)	2.75%	3.08%	2.42%

Supplemental Data
Net assets, end of period (000)	$102,372		$75,202	$81,959	$66,498		$78,860	$94,364	$35,715

Portfolio turnover rate	25%		42%	86%	28%		20%	30%	18%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

24	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock International Fund

	Institutional

	Six Months Ended 11/30/22 (unaudited)		Year Ended 05/31/22	Year Ended 05/31/21	Period from 11/01/19 to 05/31/20		Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17

Net asset value, beginning of period	$18.08		$24.93	$15.99	$16.94		$15.18	$17.17	$14.03

Net investment income(a)	0.03		0.28	0.27	0.03		0.23	0.29	0.24
Net realized and unrealized gain (loss)	(0.99)		(5.51)	8.74	(0.78)		1.78	(2.03)	3.12

Net increase (decrease) from investment operations	(0.96)		(5.23)	9.01	(0.75)		2.01	(1.74)	3.36

Distributions(b)
From net investment income	(0.14)		(0.17)	(0.07)	(0.20)		(0.25)	(0.25)	(0.22)
From net realized gain	—		(1.45)	—	—		—	—	—

Total distributions	(0.14)		(1.62)	(0.07)	(0.20)		(0.25)	(0.25)	(0.22)

Net asset value, end of period	$16.98		$18.08	$24.93	$15.99		$16.94	$15.18	$17.17

Total Return(c)
Based on net asset value	(5.24	)%(d)	(22.33)%	56.46%	(4.53	)%(d)	13.57%	(10.33)%	24.36%

Ratios to Average Net Assets(e)
Total expenses	0.75	%(f)	0.73%	0.83%	1.02	%(f)	1.04%	0.95%	1.10	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.65	%(f)	0.65%	0.67%	0.89	%(f)	0.89%	0.91%	1.00	%(g)(h)

Net investment income	0.42	%(f)	1.28%	1.24%	0.31	%(f)	1.48%	1.68%	1.53	%(g)(h)

Supplemental Data
Net assets, end of period (000)	$1,067,491		$1,335,501	$876,037	$200,623		$186,318	$178,081	$166,510

Portfolio turnover rate	33%		103%	77%	75%		114%	102%	101	%(i)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Includes the Fund’s share of the allocated net expenses and/or net investment income of BlackRock Master International Portfolio (the “Portfolio”), an affiliate of the Fund.
(h)	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.
(i)	Prior to February 27, 2017, the Fund invested all of its assets in the Portfolio. Portfolio turnover rate includes transactions from the Portfolio prior to February 27, 2017.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	25

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock International Fund (continued)

	Investor A

	Six Months Ended 11/30/22 (unaudited	)	Year Ended 05/31/22	Year Ended 05/31/21	Period from 11/01/19 to 05/31/20		Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17

Net asset value, beginning of period	$17.62		$24.34	$15.62	$16.55		$14.84	$16.75	$13.71

Net investment income(a)	0.01		0.18	0.15	0.00		0.18	0.23	0.17
Net realized and unrealized gain (loss)	(0.96)		(5.34)	8.61	(0.76)		1.74	(1.96)	3.05

Net increase (decrease) from investment operations	(0.95)		(5.16)	8.76	(0.76)		1.92	(1.73)	3.22

Distributions(b)
From net investment income	(0.12)		(0.11)	(0.04)	(0.17)		(0.21)	(0.18)	(0.18)
From net realized gain	—		(1.45)	—	—		—	—	—

Total distributions	(0.12)		(1.56)	(0.04)	(0.17)		(0.21)	(0.18)	(0.18)

Net asset value, end of period	$16.55		$17.62	$24.34	$15.62		$16.55	$14.84	$16.75

Total Return(c)
Based on net asset value	(5.33	)%(d)	(22.55)%	56.12%	(4.70	)%(d)	13.24%	(10.48)%	23.77%

Ratios to Average Net Assets(e)
Total expenses	1.11	%(f)	1.03%	1.12%	1.29	%(f)	1.34%	1.27%	1.45	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.90	%(f)	0.90%	0.93%	1.14	%(f)	1.14%	1.19%	1.37	%(g)(h)

Net investment income	0.18	%(f)	0.83%	0.76%	0.05	%(f)	1.19%	1.38%	1.15	%(g)(h)

Supplemental Data
Net assets, end of period (000)	$346,665		$406,976	$631,316	$367,092		$381,389	$285,527	$336,934

Portfolio turnover rate	33%		103%	77%	75%		114%	102%	101	%(i)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Includes the Fund’s share of the allocated net expenses and/or net investment income of BlackRock Master International Portfolio (the “Portfolio”), an affiliate of the Fund.
(h)	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.
(i)	Prior to February 27, 2017, the Fund invested all of its assets in the Portfolio. Portfolio turnover rate includes transactions from the Portfolio prior to February 27, 2017.

See notes to financial statements.

26	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock International Fund (continued)

	Investor C

	Six Months Ended 11/30/22 (unaudited	)	Year Ended 05/31/22	Year Ended 05/31/21	Period from 11/01/19 to 05/31/20		Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17

Net asset value, beginning of period	$16.21		$22.54	$14.55	$15.40		$13.77	$15.52	$12.67

Net investment income (loss)(a)	(0.04)		0.03	(0.09)	(0.07)		0.06	0.09	0.04
Net realized and unrealized gain (loss)	(0.89)		(4.94)	8.08	(0.71)		1.65	(1.84)	2.83

Net increase (decrease) from investment operations	(0.93)		(4.91)	7.99	(0.78)		1.71	(1.75)	2.87

Distributions(b)
From net investment income	(0.06)		(0.02)	—	(0.07)		(0.08)	—	(0.02)
From net realized gain	—		(1.40)	—	—		—	—	—

Total distributions	(0.06)		(1.42)	—	(0.07)		(0.08)	—	(0.02)

Net asset value, end of period	$15.22		$16.21	$22.54	$14.55		$15.40	$13.77	$15.52

Total Return(c)
Based on net asset value	(5.73	)%(d)	(23.12)%	54.92%	(5.12	)%(d)	12.49%	(11.28)%	22.69%

Ratios to Average Net Assets(e)
Total expenses	1.82	%(f)	1.81%	2.02%	2.18	%(f)	2.25%	2.15%	2.35	%(g)(h)

Total expenses after fees waived and/or reimbursed	1.65	%(f)	1.65%	1.74%	1.89	%(f)	1.89%	2.00%	2.31	%(g)(h)

Net investment income (loss)	(0.58	)%(f)	0.14%	(0.51)%	(0.76	)%(f)	0.43%	0.54%	0.26	%(g)(h)

Supplemental Data
Net assets, end of period (000)	$7,182		$9,006	$10,874	$39,891		$53,396	$50,344	$72,478

Portfolio turnover rate	33%		103%	77%	75%		114%	102%	101	%(i)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Includes the Fund’s share of the allocated net expenses and/or net investment income of BlackRock Master International Portfolio (the “Portfolio”), an affiliate of the Fund.
(h)	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.
(i)	Prior to February 27, 2017, the Fund invested all of its assets in the Portfolio. Portfolio turnover rate includes transactions from the Portfolio prior to February 27, 2017.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	27

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock International Fund (continued)

	Class K

	Six Months Ended 11/30/22 (unaudited)		Year Ended 05/31/22	Year Ended 05/31/21	Period from 11/01/19 to 05/31/20		Year Ended 10/31/19	Period from 01/25/2018 to 10/31/18	(a)

Net asset value, beginning of period	$18.09		$24.94	$15.99	$16.95		$15.20	$19.02

Net investment income(b)	0.04		0.30	0.28	0.04		0.25	0.27
Net realized and unrealized gain (loss)	(1.01)		(5.52)	8.75	(0.79)		1.77	(4.09)

Net increase (decrease) from investment operations	(0.97)		(5.22)	9.03	(0.75)		2.02	(3.82)

Distributions(c)
From net investment income	(0.14)		(0.18)	(0.08)	(0.21)		(0.27)	—
From net realized gain	—		(1.45)	—	—		—	—

Total distributions	(0.14)		(1.63)	(0.08)	(0.21)		(0.27)	—

Net asset value, end of period	$16.98		$18.09	$24.94	$15.99		$16.95	$15.20

Total Return(d)
Based on net asset value	(5.26	)%(e)	(22.29)%	56.60%	(4.54	)%(e)	13.61%	(20.08	)%(e)

Ratios to Average Net Assets(f)
Total expenses	0.65	%(g)	0.63%	0.66%	0.85	%(g)	0.90%	0.83	%(g)

Total expenses after fees waived and/or reimbursed	0.60	%(g)	0.60%	0.61%	0.83	%(g)	0.84%	0.80	%(g)

Net investment income	0.47	%(g)	1.40%	1.29%	0.48	%(g)	1.58%	2.10	%(g)

Supplemental Data
Net assets, end of period (000)	$337,823		$434,110	$203,250	$27,572		$16,983	$3,353

Portfolio turnover rate	33%		103%	77%	75%		114%	102	%(h)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

28	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock International Fund (continued)

	Class R

	Six Months Ended 11/30/22 (unaudited	)	Year Ended 05/31/22	Year Ended 05/31/21	Period from 11/01/19 to 05/31/20		Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17

Net asset value, beginning of period	$17.69		$24.43	$15.69	$16.56		$14.83	$16.73	$13.68

Net investment income (loss)(a)	(0.01)		0.15	0.08	(0.03)		0.14	0.19	0.13
Net realized and unrealized gain (loss)	(0.97)		(5.39)	8.67	(0.77)		1.76	(1.97)	3.05

Net increase (decrease) from investment operations	(0.98)		(5.24)	8.75	(0.80)		1.90	(1.78)	3.18

Distributions(b)
From net investment income	(0.10)		(0.05)	(0.01)	(0.07)		(0.17)	(0.12)	(0.13)
From net realized gain	—		(1.45)	—	—		—	—	—

Total distributions	(0.10)		(1.50)	(0.01)	(0.07)		(0.17)	(0.12)	(0.13)

Net asset value, end of period	$16.61		$17.69	$24.43	$15.69		$16.56	$14.83	$16.73

Total Return(c)
Based on net asset value	(5.47	)%(d)	(22.74)%	55.76%	(4.85	)%(d)	12.99%	(10.73)%	23.44%

Ratios to Average Net Assets(e)
Total expenses	1.42	%(f)	1.40%	1.29%	1.54	%(f)	1.60%	1.51%	1.74	%(g)(h)

Total expenses after fees waived and/or reimbursed	1.15	%(f)	1.15%	1.19%	1.39	%(f)	1.39%	1.43%	1.66	%(g)(h)

Net investment income (loss)	(0.07	)%(f)	0.70%	0.41%	(0.33	)%(f)	0.94%	1.13%	0.87	%(g)(h)

Supplemental Data
Net assets, end of period (000)	$4,422		$5,171	$5,730	$5,250		$10,292	$16,624	$22,132

Portfolio turnover rate	33%		103%	77%	75%		114%	102%	101	%(i)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Includes the Fund’s share of the allocated net expenses and/or net investment income of BlackRock Master International Portfolio (the “Portfolio”), an affiliate of the Fund.
(h)	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.
(i)	Prior to February 27, 2017, the Fund invested all of its assets in the Portfolio. Portfolio turnover rate includes transactions from the Portfolio prior to February 27, 2017.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	29

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock Funds II (the “Trust”) and BlackRock Series, Inc. (the “Corporation”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Trust is organized as a Massachusetts business trust. The Corporation is organized as a Maryland corporation. BlackRock Global Dividend Portfolio and BlackRock International Fund (collectively, the ”Funds“ or individually, a ”Fund“) are series of the Trust and the Corporation, respectively.

Fund Name	Herein Referred To As	Diversification Classification

BlackRock Global Dividend Portfolio	Global Dividend Portfolio	Diversified
BlackRock International Fund	International Fund	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (”CDSC“) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Board of Trustees of the Trust and the Board of Directors of the Corporation are collectively referred to throughout this report as the ”Board“, and the directors/trustees thereof are collectively referred to throughout this report as “Directors”.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Funds are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

ForeignTaxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of November 30, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

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Notes to Financial Statements  (unaudited)  (continued)

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of each Fund has approved the designation of each Fund’s Manager (“the Manager”) as the valuation designee for the Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (”NAV“).

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Notes to Financial Statements  (unaudited)  (continued)

inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Funds’ Schedule of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (”OTC“).

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

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Notes to Financial Statements  (unaudited)  (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of Global Dividend Portfolio, and the Corporation, on behalf of International Fund, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, Global Dividend Portfolio pays the Manager a monthly fee, based on the average daily net assets that are attributable to the Fund’s direct investments in fixed-income and equity securities and instruments, including exchange-traded funds advised by the Manager or other investment advisers, other investments, and cash and cash equivalents (including money market funds, whether advised by the Manager or other investment advisers) and excludes investments in other BlackRock equity and/or fixed-income mutual funds, at the following annual rates:

Investment Advisory Fees

Average Daily Net Assets	Global Dividend Portfolio

First $1 billion	0.600%
$1 billion - $2 billion	0.550
$2 billion - $3 billion	0.525
Greater than $3 billion	0.500

For such services, International Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of International Fund’s net assets:

Investment Advisory Fees

Average Daily Net Assets	International Fund

First $1 billion	0.600%
$1 billion - $3 billion	0.560
$3 billion - $5 billion	0.540
$5 billion - $10 billion	0.520
Greater than $10 billion	0.510

With respect to each Fund, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of each Fund for which it acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of Global Dividend Portfolio, and the Corporation, on behalf of International Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Global Dividend Portfolio		International Fund

Share Class	Service Fees	Distribution Fees	Service Fees	Distribution Fees

Investor A	0.25%	—	0.25%	—
Investor C	0.25	0.75%	0.25	0.75%
Class R	N/A	N/A	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended November 30, 2022, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Investor A	Investor C	Class R	Total

Global Dividend Portfolio	$519,011	$ 163,391	$ —	$682,402
International Fund	425,919	35,913	11,222	473,054

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Notes to Financial Statements  (unaudited)  (continued)

Administration: The Trust, on behalf of Global Dividend Portfolio, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees

First $500 million	0.0425%
$500 million - $1 billion	0.0400
$1 billion - $2 billion	0.0375
$2 billion - $4 billion	0.0350
$4 billion - $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended November 30, 2022, the following table shows the class specific administration fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Investor C	Class K	Total

Global Dividend Portfolio	$70,455	$41,576	$3,278	$10,230	$125,539

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended November 30, 2022, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Total

International Fund	$95,544	$95,544

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended November 30, 2022, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total

Global Dividend Portfolio	$1,365	$5,559	$1,764	$97	$—	$8,785
International Fund	2,129	2,849	451	248	62	5,739

For the six months ended November 30, 2022, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total

Global Dividend Portfolio	$277,793	$157,809	$19,853	$3,224	$—	$458,679
International Fund	649,524	373,594	6,522	23,971	6,435	1,060,046

Other Fees: For the six months ended November 30, 2022, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Amounts

Global Dividend Portfolio	$2,333

International Fund	3,615

For the six months ended November 30, 2022, affiliates received CDSCs as follows:

Share Class	Global Dividend Portfolio	International Fund

Investor A	$1,223	$11,520
Investor C	539	1,490

Expense Limitations, Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreements may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Trust or the Corporation, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver.

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Notes to Financial Statements  (unaudited)  (continued)

These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended November 30, 2022, the amounts waived were as follows:

Fund Name	Amounts Waived

Global Dividend Portfolio	$2,569
International Fund	30,952

With respect to Global Dividend Portfolio, the Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income exchange-traded funds that have a contractual management fee through June 30, 2024. With respect to International Fund, the Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The contractual agreements may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended November 30, 2022, there were no fees waived by the Manager pursuant to these arrangements.

With respect to International Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The current expense limitations as a percentage of average daily net assets are as follows:

Institutional	Investor A	Investor C	Class K	Class R

0.65%	0.90%	1.65%	0.60%	1.15%

The Manager has agreed not to reduce or discontinue these contractual expense limitations through June 30, 2024, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of International Fund. For the six months ended November 30, 2022, the Manager waived and/or reimbursed investment advisory fees of $311,525, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

In addition, these amounts waived and/or reimbursed by the Manager are included in transfer agent fees waived and/or reimbursed by the Manager — class specific, in the Statements of Operations. For the six months ended November 30, 2022, class specific expense waivers and/or reimbursements were as follows:

Transfer Agent Fees Waived and/or Reimbursed by the Manager - Class Specific

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total

International Fund	$ 369,229	$ 288,070	$ 4,637	$ 23,971	$ 5,293	$ 691,200

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, the Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Funds. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income—affiliated—net in the Statements of Operations. For the six months ended November 30, 2022, the Fund paid BIM the following amounts for securities lending agent services:

Fund Name	Amounts

International Fund	$1

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program.

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Notes to Financial Statements  (unaudited)  (continued)

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended November 30, 2022, the Funds did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Trust and the Corporation are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s/the Corporation’s Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the six months ended November 30, 2022, purchases and sales of investments, excluding short-term securities, were as follows:

Fund Name	Purchases	Sales

Global Dividend Portfolio	$308,077,588	$452,273,200
International Fund	578,011,887	890,087,106

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of November 30, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of May 31, 2022, International Fund had non-expiring capital loss carryforwards, subject to limitations, available to offset future realized capital gains of $3,925,450.

As of November 30, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Global Dividend Portfolio	$1,124,593,840	$202,408,662	$(70,114,827)	$132,293,835
International Fund	1,768,816,778	112,741,457	(136,947,857)	(24,206,400)

9.	BANK BORROWINGS

The Trust and the Corporation, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2023 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended November 30, 2022, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war,

36	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited)  (continued)

acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

The Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements  (unaudited)  (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 11/30/22		Year Ended 05/31/22

Fund Name/Share Class	Shares	Amount	Shares	Amount

Global Dividend Portfolio
Institutional
Shares sold	14,591,766	$148,061,822	16,147,077	$201,957,747
Shares issued in reinvestment of distributions	3,302,212	33,351,306	9,287,576	116,091,930
Shares redeemed	(25,403,052)	(261,694,984)	(19,533,830)	(241,636,989)

	(7,509,074)	$(80,281,856)	5,900,823	$76,412,688

Investor A
Shares sold and automatic conversion of shares	1,825,988	$18,816,972	4,438,181	$55,691,553
Shares issued in reinvestment of distributions	2,198,379	22,118,654	6,235,451	77,598,938
Shares redeemed	(6,502,419)	(66,338,919)	(7,330,436)	(91,225,139)

	(2,478,052)	$(25,403,293)	3,343,196	$42,065,352

Investor C
Shares sold	113,414	$1,159,804	377,465	$4,657,653
Shares issued in reinvestment of distributions	168,942	1,693,560	743,470	9,214,389
Shares redeemed and automatic conversion of shares	(934,881)	(9,607,663)	(2,374,196)	(29,546,340)

	(652,525)	$(6,754,299)	(1,253,261)	$(15,674,298)

Class K
Shares sold	4,800,454	$50,953,919	1,362,697	$17,255,933
Shares issued in reinvestment of distributions	401,497	4,062,899	1,082,876	13,555,446
Shares redeemed	(2,006,488)	(20,558,537)	(1,713,468)	(21,272,620)

	3,195,463	$34,458,281	732,105	$9,538,759

	(7,444,188)	$(77,981,167)	8,722,863	$112,342,501

International Fund
Institutional
Shares sold	19,437,276	$306,627,795	76,620,456	$1,718,654,733
Shares issued in reinvestment of distributions	594,181	9,180,101	2,994,577	68,867,556
Shares redeemed	(31,019,457)	(485,046,701)	(40,883,285)	(825,963,363)

	(10,988,000)	$(169,238,805)	38,731,748	$961,558,926

Investor A
Shares sold and automatic conversion of shares	1,195,384	$18,395,049	8,699,736	$194,416,588
Shares issued in reinvestment of distributions	164,883	2,486,435	1,492,379	33,803,270
Shares redeemed	(3,501,420)	(53,902,347)	(13,037,019)	(291,460,970)

	(2,141,153)	$(33,020,863)	(2,844,904)	$(63,241,112)

Investor C
Shares sold	31,979	$451,319	265,599	$5,528,190
Shares issued in reinvestment of distributions	1,874	26,070	31,306	653,622
Shares redeemed and automatic conversion of shares	(117,570)	(1,665,084)	(223,742)	(4,350,593)

	(83,717)	$(1,187,695)	73,163	$1,831,219

Class K
Shares sold	3,665,779	$58,115,715	21,307,217	$476,841,160
Shares issued in reinvestment of distributions	205,023	3,169,654	909,158	20,866,881
Shares redeemed	(7,980,119)	(125,705,820)	(6,364,912)	(131,401,977)

	(4,109,317)	$(64,420,451)	15,851,463	$366,306,064

38	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited)  (continued)

	Six Months Ended 11/30/22		Year Ended 05/31/22

Fund Name/Share Class	Shares	Amount	Shares	Amount

International Fund (continued)
Class R
Shares sold	39,754	$628,497	180,028	$3,881,890
Shares issued in reinvestment of distributions	2,044	30,959	14,305	324,765
Shares redeemed	(67,820)	(997,060)	(136,641)	(2,926,037)

	(26,022)	$(337,604)	57,692	$1,280,618

	(17,348,209)	$(268,205,418)	51,869,162	$1,267,735,715

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Funds II (the “Trust”), on behalf of BlackRock Global Dividend Portfolio, and BlackRock Series, Inc. (the “Corporation”), on behalf of BlackRock International Fund, have adopted and implemented a liquidity risk management program (the “Program”) for BlackRock Global Dividend Portfolio and BlackRock International Fund (the ”Funds“), which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees of the Trust and the Board of Directors of the Corporation (together, the ”Board“), on behalf of the Funds, met on November 8-9, 2022 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2021 through September 30, 2022 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. A fund’s derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish the Fund’s reasonably anticipated trading size utilized for liquidity classifications. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements: The Committee considered the terms of the credit facility committed to each Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V, and BlackRock Floating Rate Loan ETF, a series of BlackRock ETF Trust II). The Committee also considered other types of borrowing available to the funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

40	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

A D D I T I O N A L I N F O R M A T I O N	41

Additional Information  (continued)

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser and Administrator	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116

Sub-Adviser	Distributor
BlackRock International Limited	BlackRock Investments, LLC
Edinburgh, EH3 8BL	New York, NY 10022
United Kingdom
Legal Counsel
Accounting Agent and Transfer Agent	Sidley Austin LLP
BNY Mellon Investment Servicing (US) Inc.	New York, NY 10019
Wilmington, DE 19809
Address of the Trust/Corporation
Custodians	100 Bellevue Parkway
The Bank of New York Mellon (a)	Wilmington, DE 19809
New York, NY 10286

Brown Brothers Harriman & Co. (b)
Boston, MA 02109

(a)	For BlackRock Global Dividend Portfolio
(b)	For BlackRock International Fund

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Glossary of Terms Used in this Report

Currency Abbreviation

EUR	Euro

USD	United States Dollar

Portfolio Abbreviation

NVS	Non-Voting Shares

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	43

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

GLINT-11/22--SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

2

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: January 20, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: January 20, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Funds II

Date: January 20, 2023

4